SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 3, 2003

Date of Report (Date of earliest event reported)

Proxim Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30993	52-2198231

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

935 Stewart Drive Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 731-2700

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release dated April 3, 2003 announcing preliminary results for the fiscal quarter ended March 28, 2003.

Item 9. Regulation FD Disclosure

     Information Provided Under Item 12 of Form 8-K

     On April 3, 2003, Proxim Corporation (the “Company” or the “Registrant”) issued a press release announcing preliminary results for the fiscal quarter ended March 28, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 but is instead furnished as required by that instruction. Further, pursuant to the Securities and Exchange Commission’s Final Rule Release No. 33-8216, the Registrant is including the foregoing Item 12 information under Item 9 because Item 12 has not yet been added to the EDGAR system.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

PROXIM CORPORATION
(Registrant)

Dated: April 3, 2003	By:	/s/ Keith E. Glover

Keith E. Glover Chief Financial Officer, Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit Number

99.1	Press release dated April 3, 2003 announcing the Company’s preliminary results for the fiscal quarter ended March 28, 2003.